UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 22, 2014

SUMMIT HEALTHCARE REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	000-52566	73-1721791
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 South Pointe Drive, Suite 100, Lake Forest, California 92630

(Address of principal executive offices)

(949) 535-2022

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Introductory Note: This report amends the current report on Form 8-K of Summit Healthcare REIT, Inc. filed with the Securities and Exchange Commission on September 22, 2014 (the “Original Filing”) to provide a copy of a $6.0 million loan agreement with The PrivateBank entered into in connection with the acquisition of a 60 bed skilled nursing facility in Lamar, Colorado from Juniper Meadows, L.P., an unaffiliated third party and a 60 bed skilled nursing facility in Monte Vista, Colorado from Juniper Haven, L.P., an unaffiliated third party for $8.0 million including cash on hand plus the loan described in Item 2.03 of the Original Filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Loan Agreement among The PrivateBank and Trust Company and Summit Monte Vista, LLC and Summit Lamar, LLC dated September 22, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT HEALTHCARE REIT, INC.

By:	/s/ Elizabeth A. Pagliarini
Name:	Elizabeth A. Pagliarini
Title:	Chief Financial Officer

Dated: November 13, 2014